UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 1, 2024

CISO Global, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-41227	83-4210278
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

6900 E. Camelback Road, Suite 900

Scottsdale, Arizona 85251

(Address of principal executive offices) (Zip Code)

(480) 389-3444

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001	CISO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 §CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On July 1, 2024, CISO Global, Inc. (the “Company”) entered into a Stock Purchase Agreement (the “Agreement”) by and among the Company, Southford Equities, Inc., a British Virgin Islands based company (“Southford”) with individuals David Esteban Alfaro Medina, Roberto Andrés Arriagada Poblete and Camilo Orlando Garrido Briones being the owners of Southford. Pursuant to the Agreement, the Company shall sell to Southford all of the issued and outstanding equity securities of Ocean Point Equities, Inc., a British Virgin Islands based company (the “Arkavia Shares”). The aggregate purchase price paid by Southford for the Arkavia Shares was 194,267 shares of the Company’s Common Stock.

Arkavia is a cybersecurity services company headquartered in Santiago, Chile.

The foregoing description does not purport to describe all of the terms and provisions of the Stock Purchase Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

On July 1, 2024, CISO Global, Inc. (the “Company”) entered into a Stock Purchase Agreement (the “Agreement”) by and among the Company, CT Group, LP, legally represented by Mr. Alejandro Torchio; Datadeck, LP, legally represented by Mr. Diego Cabai; Woodface, LP, legally represented by Rodrigo Astorga; VMT Technologies, LP, legally represented by José Williams Torres Valenzuela; and Quijote Ventures, LP, legally represented by Lucio Quijano (the “CUATROi Group”). Pursuant to the Agreement, the Company shall sell to the CUATROi Group all of the issued and outstanding equity securities of four entities formerly known as CUATROi (the “CUATROi Shares”). The aggregate purchase price paid by the CUATROi Group for the CUATROi Shares was 135,795 shares of the Company’s Common Stock.

The CUATROi companies provide cybersecurity services in Chile, Peru and Columbia.

The foregoing description does not purport to describe all of the terms and provisions of the Stock Purchase Agreement, which is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

On July 1, 2024, CISO Global, Inc. (the “Company”) entered into a Stock Purchase Agreement (the “Agreement”) by and among the Itada Equities, Inc., a Canadian limited partnership (“Itada”), with individuals Lilian Andre Espinosa Villarroel and Lorenzo Espinoza Labra being the members of Itada. Pursuant to the Agreement, the Company shall sell to Itada all of the issued and outstanding equity securities of three entities formerly known as NLT Secure and White and Blue Solutions, LLC, a limited liability company formed in Florida (the “NLT Shares”). The aggregate purchase price paid by Itada for the NLT Shares was 172,075 shares of the Company’s Common Stock.

The NLT Secure companies provide cybersecurity services in the U.S. and Chile.

The foregoing description does not purport to describe all of the terms and provisions of the Stock Purchase Agreement, which is filed as Exhibit 10.3 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.01. Completion of Acquisition or Disposition of Assets

The information required by this Item 2.01 is included under Item 1.01 of this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

	Exhibit Number	Exhibits

	10.1	Stock Purchase Agreement by and among Southford Equities, Inc., David Esteban Alfaro Medina, Roberto Andrés Arriagada Poblete, Camilo Orlando Garrido Briones, and CISO Global Inc., dated July 1, 2024

10.2

Stock Purchase Agreement by and among CT Group, LP, Alejandro Torchio, Datadeck, LP, Diego Cabai, Woodface, LP, Rodrigo Astorga. VMT Technologies, LP, José Williams Torres Valenzuela, Quijote Ventures, LP, Lucio Quijano, and CISO Global, Inc., dated July 1, 2024

	10.3	Stock Purchase Agreement by and among Itada Equities, Inc., Lilian Andre Espinosa Villarroel, Lorenzo Espinoza Labra, and CISO Global, Inc., dated July 1, 2024

	104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CISO GLOBAL, INC.

Date: July 5, 2024	By:	/s/ Debra L. Smith
Debra L. Smith
Chief Financial Officer